UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 31, 2015
Cyan, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35904	20-5862569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
1383 N. McDowell Blvd., Suite 300, Petaluma, California 94954
(Address of principal executive offices, including ZIP code)
(707) 735-2300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 2.02.    Results of Operations and Financial Condition.
On July 31, Cyan, Inc. (the “Company”) issued a press release announcing that at its annual meeting of stockholders held on July 31, 2015, Cyan’s stockholders voted in favor of the proposal to adopt the previously announced acquisition of Cyan by Ciena. Cyan’s stockholders also approved the share issuance proposals related to Cyan issuing shares in connection with the conversion of its 8% Senior Convertible Notes due 2019 and the exercise of the related warrants.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press release dated July 31, 2015
The information contained in Items 2.02, 9.01 and the exhibit furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2015	Cyan, Inc.

/s/ Kenneth M. Siegel
Kenneth M. Siegel Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated July 31, 2015